EXHIBIT 32


CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
OF TITLE 18 OF THE UNITED STATES CODE

as adopted pursuant to

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      I, Ronald D. Sloan, the chief executive officer and chief financial officer of Can-Cal Resources Ltd., certify that (i) the Quarterly Report on Form 10-QSB/A for the quarter ended March 31, 2006, as filed by the Company with the Securities and Exchange Commission, to which this Certification is an Exhibit, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and (ii) the information contained in the Form 10-QSB financial statements fairly presents, in all material respects, the financial condition and results of operations of Can-Cal Resources Ltd.



					/s/  Ronald D. Sloan
					----------------------------------
					Ronald D. Sloan,
					President, Chief Executive Officer
					and Chief Financial Officer
					Date:  May 22nd, 2006


This certification accompanies this Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 has been provided to Can-Cal Resources Ltd. and will be retained by Can-Cal Resources Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.